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                      MERRILL LYNCH LIFE INSURANCE COMPANY

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                          SUPPLEMENT DATED JUNE 2, 2004
                                     TO THE
                                PROSPECTUSES FOR
                        INVESTOR LIFE (DATED MAY 1, 2001)
                     INVESTOR LIFE PLUS (DATED MAY 1, 2001)
                      ESTATE INVESTOR I (DATED MAY 1, 2001)
                     ESTATE INVESTOR II (DATED MAY 1, 2001)

              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                          SUPPLEMENT DATED JUNE 2, 2004
                                     TO THE
                                PROSPECTUSES FOR
                        PRIME PLAN I (DATED MAY 1, 1993)
                       PRIME PLAN II (DATED MAY 1, 1993)
                       PRIME PLAN III (DATED MAY 1, 1993)
                       PRIME PLAN IV (DATED MAY 1, 1998)
                      PRIME PLAN VI (DATED JANUARY 2, 1991)
                       PRIME PLAN 7 (DATED APRIL 30, 1991)
                   PRIME PLAN INVESTOR (DATED APRIL 30, 1991)
                      DIRECTED LIFE (DATED JANUARY 2, 1991)
                     DIRECTED LIFE 2 (DATED APRIL 30, 1991)

                      ML LIFE INSURANCE COMPANY OF NEW YORK

                  ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT
                          SUPPLEMENT DATED JUNE 2, 2004
                                     TO THE
                                PROSPECTUSES FOR
                       PRIME PLAN I (DATED APRIL 30, 1991)
                      PRIME PLAN II (DATED APRIL 30, 1991)
                      PRIME PLAN III (DATED APRIL 30, 1991)
                      PRIME PLAN IV (DATED APRIL 30, 1991)
                      PRIME PLAN V (DATED JANUARY 2, 1991)
                      PRIME PLAN VI (DATED APRIL 30, 1991)
                       PRIME PLAN 7 (DATED APRIL 30, 1991)
                   PRIME PLAN INVESTOR (DATED APRIL 30, 1991)
                      DIRECTED LIFE (DATED APRIL 30, 1991)
                     DIRECTED LIFE 2 (DATED APRIL 30, 1991)

                ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
                          SUPPLEMENT DATED JUNE 2, 2004
                                     TO THE
                                PROSPECTUSES FOR
                        INVESTOR LIFE (DATED MAY 1, 2001)
                     INVESTOR LIFE PLUS (DATED MAY 1, 2001)

This supplement describes changes to the administrative procedures for the variable life insurance policies (collectively, the "Policies") listed above issued by Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). Please retain this supplement with your Policy prospectus for future reference.

                               DISRUPTIVE TRADING

Frequent or short-term reallocations among investment divisions, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such reallocations may dilute the value of the Fund shares, interfere with the efficient management of the Funds' investments, and increase brokerage and administrative costs of the Funds. In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures ("Disruptive Trading Procedures"). We employ various means to try to detect such reallocation activity, such as periodically examining the number of reallocations and/or the number of "round trip" reallocations into and out of particular investment divisions made by policy owners within given periods of time and/or examining reallocation activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. We will notify any such policy owner in writing (by mail to the address of record on file with us) of the restrictions that will apply to future reallocations under a Policy. Such policy owners will receive one warning prior to

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imposition of any restrictions on reallocations. Potential reallocation restrictions may include refusing to execute future reallocation requests that violate our Disruptive Trading Procedures or requiring all future reallocation requests to be submitted through regular U.S. mail (thereby refusing to accept reallocation requests via overnight delivery service, telephone, Internet, facsimile, or other electronic means). Because we have adopted our Disruptive Trading Procedures as a prophylactic measure to protect policy owners from the potential adverse effects of harmful trading activity, please keep in mind that we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's future reallocations.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential market timer, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such reallocation activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful reallocation activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term reallocations that may adversely affect other policy owners or the Funds, to comply with state or Federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on reallocations).

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds. To the extent permitted by applicable law, we also reserve the right to refuse to make a reallocation at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund's own policies and procedures on disruptive trading activities.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Policies issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Policies issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.